UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ETSY, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

 Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V38170-P02066  Your Vote Counts!  ETSY, INC.  2024 Annual Meeting  Vote by June 12, 2024  11:59 PM ET  You invested in ETSY, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the stockholder meeting to be held on June 13, 2024.  Get informed before you vote  View the Notice of Annual Meeting and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the  material(s) by requesting prior to May 30, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  June 13, 2024  9:00 AM Eastern Time  Virtually at: www.virtualshareholdermeeting.com/ETSY2024  *Please check the meeting materials for any special requirements for meeting attendance.  ETSY, INC.  117 ADAMS STREET  BROOKLYN, NY 11201  ATTENTION: CHIEF LEGAL OFFICER AND CORPORATE SECRETARY

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  1. Election of Directors to serve until our 2027 Annual Meeting of Stockholders  Class III Nominees:  1a. Marla Blow  For  1b. Gary S. Briggs  For  1c. Melissa Reiff  For  2. Advisory vote to approve named executive officer compensation.  For  3. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.  For  4. Approval of the Etsy, Inc. 2024 Equity Incentive Plan.  For  NOTE: In their discretion, the proxies are authorized to vote on any other business that may properly come before the meeting or any adjournment or postponement of the meeting.  Voting Items  Board Recommends  V38171-P02066

 Your Vote Counts!  ETSY, INC.  2023 Annual Meeting  Vote by June 13, 2023  11:59 PM ET  You invested in ETSY, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy material for the stockholder meeting to be held on June 14, 2023.  Get informed before you vote  View the Notice of Annual Meeting and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the  material(s) by requesting prior to May 31, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  June 14, 2023  9:00 AM Eastern Time  Virtually at: www.virtualshareholdermeeting.com/ETSY2023  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V12555-P85806  ETSY, INC.  117 ADAMS STREET  BROOKLYN, NY 11201  ATTENTION: CHIEF LEGAL OFFICER AND CORPORATE SECRETARY  V1.2